UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 14, 2007


                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)


FLORIDA                               000-30932                    13-4172059
-------                               ---------                    ----------
(STATE OR OTHER JURISDICTION)     (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
OF INCORPORATION)                                                IDENTIFICATION)


              335 CONNIE CRESCENT, CONCORD, ONTARIO, CANADA L4K 5R2

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (905) 695-4142
                                                           --------------



                                       N/A

          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 14, 2007, Environmental Solutions Worldwide, Inc. issued a press release announcing the filing of its 10-QSB with the Securities and Exchange Commission and its operating results for the three and nine month period-ended September 30, 2007. A copy of the press release is furnished as exhibit 99.1 to this current report.

The information of this Current Report on Form 8-K, including Exhibit 99.1 and
99.2 attached hereto, shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 7.01. REGULATION FD DISCLOSURE.

See Item 2.02 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits furnished with this report:

99.1    Press Release issued by Environmental Solutions dated November 14, 2007.

99.2 Copy of Chief Executive Officer and President's letter to shareholders dated November 14, 2007.


                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ENVIRONMENTAL SOLUTIONS WORLDWIDE INC.

Date: November 14, 2007
                                     By: /S/  JOEY SCHWARTZ
                                         ---------------------------------------
                                         Chief Financial Officer